UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2025

RELIANCE GLOBAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-40020	46-3390293
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Blvd. of the Americas, Suite 105 Lakewood, New Jersey	08701
(Address of Principal Executive Offices)	(Zip Code)

(732) 380-4600

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.86 per share	RELI	The NASDAQ Capital Market
Series A Warrants to purchase shares of Common Stock, par value $0.86 per share	RELIW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On July 22, 2025, Reliance Global Group, Inc. (the “Company”) and Spetner Associates, Inc. (“Spetner”), Jonathan Spetner, and Michelle Spetner (collectively, the “Spetner Parties”) agreed to terminate that certain Stock Exchange Agreement, dated as of May 14, 2024, as amended on September 6, 2024, October 29, 2024, and February 20, 2025 (as amended, the “Stock Exchange Agreement”), by and among the Company and the Spetner Parties. The termination was effected through a written notice from the Spetner Parties, which the Company acknowledged and accepted on the same date, in accordance with the terms of the agreement.

The Company is exploring a revised structure for a potential acquisition of Spetner that may better align with its long-term strategic and financial objectives. In addition, the termination provides the Company with additional time to evaluate and potentially finalize alternative financing structures that it believes may be more advantageous to its shareholders. While the Company continues to pursue a potential acquisition of Spetner and alternative financing structures, there can be no assurance that any such transaction will be consummated.

There are no material relationships between the Company and the Spetner Parties other than in respect of the Stock Exchange Agreement.

On October 29, 2024, and February 20, 2025, the Company issued an aggregate of 297,064 shares of its common stock to the Spetner Parties as non-refundable deposits pursuant to the Stock Exchange Agreement. The Company will evaluate the appropriate accounting treatment of these previously issued shares in its upcoming periodic filings.

The Spetner Parties represented in their termination notice that they had not breached any terms of the Stock Exchange Agreement. No early termination penalties were incurred by the Company in connection with the termination.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations and projections about future events and are subject to a number of risks and uncertainties. Words such as “may,” “will,” “expect,” “intend,” “plan,” “believe,” “anticipate,” “estimate,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements, although not all forward-looking statements include these identifying words.

Forward-looking statements in this report include, without limitation:

●	Our ongoing evaluation of potential modifications to the structure of a potential acquisition of Spetner Associates, Inc.;
●	Our exploration of alternative financing structures and their potential advantages to our shareholders;
●	Our intent to continue pursuing strategic acquisition opportunities, including a potential transaction with Spetner;
●	Our plans to assess the appropriate accounting treatment of previously issued equity in connection with the terminated Stock Exchange Agreement; and
●	Other statements regarding our future operations, strategic initiatives, and corporate development activities.

These forward-looking statements are based on assumptions that may prove to be incorrect and are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks include, but are not limited to:

●	Our ability to negotiate and consummate any revised acquisition transaction with Spetner or identify and pursue alternative targets;
●	Our ability to secure financing on favorable terms or at all;
●	Market conditions that may adversely impact strategic transactions, financing activities, or the value of our securities;
●	Regulatory, economic, or industry changes that could negatively impact our business; and
●	The other risks and uncertainties described in our Annual Report on Form 10-K for the year ended December 31, 2024, as amended, and in our other filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Reliance Global Group, Inc.

Dated: July 25, 2025	By:	/s/ Ezra Beyman
Ezra Beyman
Chief Executive Officer